QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—September 30, 2003

Plains All American Pipeline, L.P.
(Name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-14569 (Commission File Number)	76-0582150 (I.R.S. Employer Identification No.)
333 Clay Street, Suite 1600 Houston, Texas 77002 (713) 646-4100 (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
N/A (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c)
Exhibits

99.1	Unaudited Balance Sheet of Plains AAP, L.P., dated as of September 30, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.
Date: January 15, 2004	By:	Plains AAP, L.P., its general partner
	By:	Plains All American GP LLC, its general partner
	By:	/s/ Phil Kramer Name: Phil Kramer Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

99.1	Unaudited Balance Sheet of Plains AAP, L.P., dated as of September 30, 2003.

QuickLinks

  Item 7. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits